                                                                    EXHIBIT 99.1

(SCS TRANSPORTATION, INC. LOGO)                                     NEWS RELEASE

                                                                  APRIL 21, 2004

               SCS TRANSPORTATION REPORTS 89 PERCENT EPS INCREASE

(KANSAS CITY, Mo.) - SCS Transportation, Inc. (NASDAQ: SCST) today announced earnings per share of $0.17 for the first quarter of 2004, up 89 percent from $0.09 in the first quarter of 2003. Net income was $2.6 million in the quarter, a 97 percent increase from approximately $1.3 million in the first quarter of 2003. Results for the current quarter included $1.0 million, or $0.04 per share, in integration charges relating to the company's recent acquisition. First-quarter revenues were $225.3 million, up 12.6 percent from $200.1 million a year earlier.

"We are encouraged by this strong start to 2004," said Bert Trucksess, chairman, president and chief executive officer of SCS Transportation. "In addition to growing revenues and improving first-quarter profitability, the integration of Clark Bros. Transfer, Inc., which we acquired in February, remains on track. This acquisition expands the Saia service area to 30 states, now including the Midwest and Plains regions."

Consolidated first-quarter operating income was $6.8 million, an increase of 50 percent from $4.5 million a year earlier. These results include $0.4 million in higher than planned equity-based compensation charges resulting from the 24 percent increase in our stock price during the first quarter. The results also include integration charges of $1.0 million associated with the Clark Bros. acquisition. These integration charges were entirely offset by operating income generated by the Clark Bros. operation during the second half of the first quarter. The consolidated performance improvement reflects actions by SCS Transportation to increase operational efficiency and enhance revenues, as well as an improving economy. In addition, the first quarter of 2003 was more adversely effected by winter weather and contained one less work day than the current year quarter.

SCS Transportation Announces First Quarter Earnings
Page 2


SAIA UPDATE

Saia revenues were $142.8 million in the first quarter, up 15.5 percent from a year earlier. The revenue increase resulted from volume gains in Saia's historical geography plus approximately $9.2 million attributable to the mid-quarter acquisition of Clark Bros. Including integration charges, operating income for Saia was $6.1 million in the quarter, up 41.7 percent from the prior-year quarter. Excluding integration charges, Saia's first-quarter operating ratio was 95.0 percent, an improvement from 96.5 percent a year earlier. Saia expects to complete the integration of Clark Bros. in early May of 2004, incurring additional integration charges of $1.1 million during the second quarter.

JEVIC UPDATE

Jevic reported revenues of $82.5 million in the first quarter, up 7.8 percent from a year earlier. Both LTL and TL revenues for Jevic grew in the first quarter on volume gains and yield improvement. Operating income rose 70.3 percent to $1.9 million in the quarter, compared to $1.1 million in the first quarter of 2003. Continued improvement in operating fundamentals at Jevic resulted in an operating ratio of 97.7 percent, a 90 basis point improvement from the prior-year quarter.

OUTLOOK

"Our growth initiatives and operational improvements position SCS Transportation well for the economic upturn we're seeing in 2004. Additionally, customers are embracing Saia's expansion into the Midwest and Plains, which we believe will provide revenue synergy benefits in the second half of 2004," Trucksess said.

Updating its forward-looking guidance, management now expects full-year 2004 earnings per share in a range of $1.40 to $1.48 including $2.1 million of integration charges. For the second quarter of 2004, the company expects earnings per share in the range of $0.32 to $0.38 including $1.1 million of integration charges.

SCS Transportation Announces First Quarter Earnings
Page 3


CONFERENCE CALL

SCS Transportation will hold its quarterly conference call on Wednesday, April 21, 2004, at 5:00 p.m. Eastern Time (4:00 p.m. Central Time). Hosting the call will be Bert Trucksess, chairman, president and CEO, and Jim Bellinghausen, vice president of finance and CFO. To participate, please dial 1-800-275-8866, or 1-706-634-4936 for international calls. Callers should dial in five to ten minutes before the starting time. This call will be webcast live via the company's web site at www.scstransportation.com and will be archived on the site for 30 days. A replay of the call will also be available from two hours after completion through April 29, 2004, by dialing 1-800-642-1687 and using conference code 6391285.

SCS Transportation, Inc. (NASDAQ: SCST) provides trucking transportation and supply chain solutions to a broad base of customers across the United States. With 2003 revenues of $827 million, the company focuses on regional and interregional less-than-truckload (LTL) and selected truckload (TL) services. Operating subsidiaries are Saia, a multi-region LTL carrier based in Duluth, Ga., and Jevic, a hybrid LTL and truckload carrier based in Delanco, N.J. Headquartered in Kansas City, Mo., SCST has approximately 8,300 employees nationwide.

         The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This news release contains these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

         Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words or expressions are intended to identify forward-looking statements. We use such forward-looking statements regarding our future financial condition and results of operations and our business operations in this release. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to, general economic conditions; labor relations; cost and availability of qualified drivers; governmental regulations, including but not limited to Hours of Service, engine emissions and Homeland Security; cost and availability of fuel; inclement weather; integration risks; competitive initiatives and pricing pressures; self-insurance claims and other expense volatility; and other

SCS Transportation Announces First Quarter Earnings
Page 4



financial, operational and legal risks and uncertainties detailed from time to time in the Company's SEC filings.


                                      # # #


INVESTOR CONTACT: Greg Drown
                                  SCS Transportation, Inc.
                                  816-714-5906
                                  gdrown@scstransportation.com

MEDIA CONTACT:                    Dick Johnson
                                  Johnson Strategic Communications Inc.
                                  913-649-8885
                                  dick@johnsonstrategic.com

                    SCS TRANSPORTATION, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)


                                                          MARCH 31,    DECEMBER 31,
                                                            2004          2003
                                                          ---------    ------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                           $   5,945      $  30,870
      Accounts receivable                                   110,453         93,283
      Prepaid expenses and other                             35,734         30,361
                                                          ---------      ---------
           Total current assets                             152,132        154,514

PROPERTY AND EQUIPMENT:
      Cost                                                  536,296        519,715
      Less: Accumulated depreciation                        236,736        227,322
                                                          ---------      ---------
           Net property and equipment                       299,560        292,393

GOODWILL AND OTHER ASSETS                                    34,701         17,159
                                                          ---------      ---------
           Total assets                                   $ 486,393      $ 464,066
                                                          =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable and checks outstanding             $  35,811      $  27,545
      Wages and employees' benefits                          31,250         30,779
      Other current liabilities                              30,776         27,671
                                                          ---------      ---------
           Total current liabilities                         97,837         85,995

OTHER LIABILITIES:
      Long-term debt                                        122,735        116,510
      Deferred income taxes                                  53,485         53,504
      Claims, insurance and other                            19,199         18,475
                                                          ---------      ---------
           Total other liabilities                          195,419        188,489

SHAREHOLDERS' EQUITY:
      Common stock                                               15             15
      Additional paid-in capital                            202,703        201,743
      Deferred compensation trust                              (772)          (760)
      Retained earnings (deficit)                            (8,809)       (11,416)
                                                          ---------      ---------
           Total shareholders' equity                       193,137        189,582
                                                          ---------      ---------
           Total liabilities and shareholders' equity     $ 486,393      $ 464,066
                                                          =========      =========

                    SCS TRANSPORTATION, INC. AND SUBSIDIARIES
                         CONSOLIDATED INCOME STATEMENTS
                 FOR THE QUARTER ENDED MARCH 31, 2004 AND 2003
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                            FIRST QUARTER
                                                       ------------------------
                                                         2004          2003
                                                       ---------      ---------
OPERATING REVENUE                                      $ 225,276      $ 200,110

OPERATING EXPENSES:
      Salaries, wages and employees' benefits            127,943        113,144
      Purchased transportation                            20,152         19,116
      Operating expenses and supplies                     42,137         37,815
      Operating taxes and licenses                         9,140          8,051
      Claims and insurance                                 6,481          6,636
      Depreciation and amortization                       11,622         10,855
      Operating (gains) and losses                             9            (23)
      Integration charges                                  1,004             --
                                                       ---------      ---------
           Total operating expenses                      218,488        195,594
                                                       ---------      ---------

OPERATING INCOME                                           6,788          4,516

NONOPERATING EXPENSES:
      Interest expense                                     2,421          2,291
      Other, net                                             (75)           (34)
                                                       ---------      ---------
           Nonoperating expenses, net                      2,346          2,257

INCOME BEFORE INCOME TAXES                                 4,442          2,259
Income tax provision                                       1,835            933
                                                       ---------      ---------
NET INCOME                                             $   2,607      $   1,326
                                                       =========      =========
Average common shares outstanding - basic                 14,741         14,685
                                                       =========      =========
Average common shares outstanding - diluted               15,239         15,094
                                                       =========      =========
Basic earnings per share                               $    0.18      $    0.09
                                                       =========      =========
Diluted earnings per share                             $    0.17      $    0.09
                                                       =========      =========

                    SCS TRANSPORTATION, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  FOR THE QUARTER ENDED MARCH 31, 2004 AND 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)


                                                           2004           2003
                                                         --------      --------
OPERATING ACTIVITIES:
        Net cash from operating activities               $  1,008      $  2,719

INVESTING ACTIVITIES:
  Acquisition of property and equipment                    (4,847)       (3,567)
  Proceeds from disposal of property and equipment          1,584         1,815
  Acquisition of subsidiary, net of cash received         (23,040)           --
                                                         --------      --------
        Net cash used in investing activities             (26,303)       (1,752)

FINANCING ACTIVITIES:
 Proceeds from stock option exercises                         370           296
                                                         --------      --------
        Net cash from financing activities                    370           296
                                                         --------      --------

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS        (24,925)        1,263
CASH & CASH EQUIVALENTS, BEGINNING OF PERIOD               30,870        21,872
                                                         --------      --------
CASH & CASH EQUIVALENTS, END OF PERIOD                   $  5,945      $ 23,135
                                                         ========      ========

                         SAIA MOTOR FREIGHT LINE, INC.
                             FINANCIAL INFORMATION
                 FOR THE QUARTER ENDED MARCH 31, 2004 AND 2003
                             (AMOUNTS IN THOUSANDS)




                                                 First Quarter                 %
                                            ----------------------
                                             2004            2003            Change
                                            -------        -------           ------
Operating revenue (excluding fuel
  surcharge)                                136,708        118,574            15.3

Operating revenue                           142,816        123,611            15.5

Operating income                              6,093          4,299

Integration charges                           1,004             --

Operating ratio                                95.7           96.5

Operating ratio excluding
  integration charges                          95.0           96.5





                                                                                               First Quarter
                                                                                          ----------------------
                                                 First Quarter                                 Amount/Workday
                                            ----------------------             %          ----------------------              %
                                             2004            2003            Change        2004            2003            Change
                                            -------        -------           ------       -------         -------          ------
Workdays                                                                                        64             63

F/S Revenue                      LTL        132,364        114,295            15.8         2,068.2        1,814.2           14.0
                                 TL          10,452          9,316            12.2           163.3          147.9           10.4
                                 Total      142,816        123,611            15.5         2,231.5        1,962.1           13.7

Revenue excluding                LTL        132,690        114,680            15.7         2,073.3        1,820.3           13.9
revenue recognition              TL          10,478          9,347            12.1           163.7          148.4           10.3
adjustment                       Total      143,168        124,027            15.4         2,237.0        1,968.7           13.6

Tonnage                          LTL            670            575            16.5           10.47           9.13           14.7
                                 TL             144            127            13.2            2.25           2.02           11.5
                                 Total          814            702            15.9           12.72          11.15           14.1

Shipments                        LTL          1,235          1,090            13.3           19.30          17.30           11.5
                                 TL              19             16            13.1            0.29           0.26           11.4
                                 Total        1,254          1,106            13.3           19.59          17.56           11.5

Revenue/cwt                      LTL           9.90           9.97           (0.7)
                                 TL            3.64           3.67           (1.0)
                                 Total         8.79           8.83           (0.4)

Revenue/cwt                      LTL           9.45           9.54           (0.9)
 (excluding fuel surcharge)      TL            3.61           3.64           (0.9)
                                 Total         8.42           8.47           (0.6)

Revenue/shipment                 LTL         107.44         105.20            2.1
                                 TL          565.22         570.39           (0.9)
                                 Total       114.21         112.09            1.9

Pounds/shipment                  LTL          1,085          1,055            2.8
                                 TL          15,548         15,534            0.1
                                 Total        1,299          1,270            2.3

                           JEVIC TRANSPORTATION, INC.
                              FINANCIAL INFORMATION
                  FOR THE QUARTER ENDED MARCH 31, 2004 AND 2003
                             (AMOUNTS IN THOUSANDS)


                                                  First Quarter
                                               --------------------            %
                                                2004          2003           Change
                                               ------        ------          ------
Operating revenue (excluding fuel surcharge)   78,787        73,202           7.6

Operating revenue                              82,460        76,499           7.8

Operating income                                1,881         1,104

Operating ratio                                  97.7          98.6








                                                                                             First Quarter
                                                                                        ----------------------
                                                    First Quarter                            Amount/Workday
                                               ----------------------          %        ----------------------          %
                                                2004          2003           Change      2004          2003           Change
                                               -------       -------         ------     -------       -------         ------
Workdays                                                                                     64           63

F/S Revenue                         LTL        54,205        50,577           7.2         847.0         802.8           5.5
                                    TL         25,524        23,475           8.7         398.8         372.6           7.0
                                    Other       2,731         2,447          11.6          42.7          38.8           9.9
                                    Total      82,460        76,499           7.8       1,288.5       1,214.2           6.1

Revenue excluding                   LTL        54,492        50,926           7.0         851.4         808.3           5.3
revenue recognition                 TL         25,660        23,635           8.6         400.9         375.2           6.9
adjustment                          Other       2,731         2,447          11.6          42.7          38.8           9.9
                                    Total      82,883        77,008           7.6       1,295.0       1,222.3           5.9

Tonnage                             LTL           274           265           3.3          4.28          4.21           1.7
                                    TL            306           286           6.7          4.77          4.55           5.0
                                    Total         580           551           5.3          9.05          8.76           3.6

Shipments                           LTL           227           225           0.8          3.55          3.57          (0.8)
                                    TL             36            34           6.5          0.56          0.54           4.8
                                    Total         263           259           1.5          4.11          4.11            --

Revenue/cwt                         LTL          9.95          9.61           3.6
                                    TL           4.20          4.13           1.8
                                    Total        6.92          6.76           2.3

Revenue/cwt                         LTL          9.49          9.18           3.4
 (excl. fuel surcharge)             TL           4.01          3.94           1.6
                                    Total        6.60          6.46           2.2

Revenue/shipment                    LTL        240.12        226.25           6.1
                                    TL         714.23        700.69           1.9
                                    Total      304.92        288.09           5.8

Pounds/shipment                     LTL         2,413         2,355           2.5
                                    TL         17,009        16,984           0.1
                                    Total       4,411         4,261           3.5